Filed under Rules 497(e) and 497(k)
Registration No. 2-85370

SunAmerica Money Market Funds, Inc.

AIG Government Money Market Fund

(the “Fund”)

Supplement dated April 1, 2019

to the Fund’s Summary Prospectus and Prospectus dated

April 30, 2018, as supplemented and amended to date

Effective immediately, in the section of the Summary Prospectus entitled “Fees and Expenses of the Fund,” the first sentence of footnote 1 to the table is deleted in its entirety and replaced with the following:

A contingent deferred sales charge (“CDSC”) on Class A shares will apply only if: (i) the original purchase was Class A shares of another AIG fund which you subsequently exchanged into the Fund; (ii) the original purchase was $1,000,000 or more; and (iii) you redeem within one year from the original purchase date.

In the section of the Prospectus entitled “Shareholder Account Information – Calculation of Sales Charges,” the paragraph under the heading “Class A” is deleted in its entirety and replaced with the following:

Class A. Class A shares are offered with no front-end sales charge. For those Class A shares subject to a CDSC, as described on page 2, a 1.00% CDSC is imposed on shares sold within one year of original purchase.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP-040119_GMMPRO_4-18 SUP-040119_GMMSP_4-18